                           ORGANIZATIONAL CHART OF THE
                LINCOLN NATIONAL INSURANCE HOLDING COMPANY SYSTEM

All the members of the holding company system are corporations with the exception of Delaware Distributors, L.P. and Founders CBO, L.P.

|-------------------------------
| Lincoln National Corporation
| Indiana - Holding Company
|-------------------------------
   |
   |     |-----------------------------------------
   |-----| Lincoln National Management Corporation
   |     | 100% - Pennsylvania - Management Company
   |     |-----------------------------------------
   |
   |     |-----------------------------------------
   |     | City Financial Partners Limited
   |-----| 100% - England/Wales - Distribution of
   |     | life assurance & pension products
   |     |-----------------------------------------
   |
   |     |------------------------------------------------
   |     | The Kyoei Lincoln Reinsurance Services Co., Ltd.
   |-----| 90% - Japan
   |     |------------------------------------------------
   |
   |     |------------------------------------------------
   |-----| LNC Administrative Services Corporation
   |     | 100% - Indiana - Third Party Administrator
   |     |------------------------------------------------
   |
   |     |---------------------------------------------------
   |     | Lincoln National Financial Institutions Group, Inc.
   |-----| (fka The Richard Leahy Corporation)
   |     | 100% - Indiana - Insurance Agency
   |     |---------------------------------------------------
            |
            |     |-----------------------------------------------
            |-----| The Financial Alternative, Inc.
            |     | 100% - Utah - Insurance Agency
            |     |-----------------------------------------------
            |
            |     |-----------------------------------------------
            |-----| Financial Alternative Resources, Inc.
            |     | 100% - Kansas - Insurance Agency
            |     |-----------------------------------------------
            |
            |     |-----------------------------------------------
            |-----| Financial Choices, Inc.
            |     | 100% - Pennsylvania - Insurance Agency
            |     |-----------------------------------------------
            |
            |     |-----------------------------------------------
            |     | Financial Investment Services, Inc.
            |-----| (formerly Financial Services Department, Inc.)
            |     | 100% - Indiana - Insurance Agency
            |     |-----------------------------------------------
            |
            |     |-----------------------------------------------
            |     | Financial Investments, Inc.
            |-----| (formerly Insurance Alternatives, Inc.)
            |     | 100% - Indiana - Insurance Agency
            |     |-----------------------------------------------
            |
            |     |-----------------------------------------------
            |-----| The Financial Resources Department, Inc.
            |     | 100% - Michigan - Insurance Agency
            |     |-----------------------------------------------
            |
            |     |-----------------------------------------------
            |-----| Investment Alternatives, Inc.
            |     | 100% - Pennsylvania - Insurance Agency
            |     |-----------------------------------------------
            |
            |     |-----------------------------------------------
            |-----| The Investment Center, Inc.
            |     | 100% - Tennessee - Insurance Agency
            |     |-----------------------------------------------
            |
            |     |-----------------------------------------------
            |-----| The Investment Group, Inc.
            |     | 100% - New Jersey - Insurance Agency
            |     |-----------------------------------------------

|------------------------------
| Lincoln National Corporation
| Indiana - Holding Company
|------------------------------
   |
   |      |-----------------------------------------------------
   |      | Lincoln National Financial Institutions Group, Inc.
   |----- | (formerly The Richard Leahy Corporation)
   |      | 100% - Indiana - Insurance Agency
   |      |-----------------------------------------------------
   |                 |
   |                 |     |------------------------------------
   |                 |-----| Personal Financial Resources, Inc.
   |                 |     | 100% - Arizona - Insurance Agency
   |                 |     |------------------------------------
   |                 |
   |                 |     |----------------------------------------
   |                 |-----| Personal Investment Services, Inc.
   |                       | 100% - Pennsylvania - Insurance Agency
   |                       |----------------------------------------
   |
   |     |-------------------------------------------------------
   |-----| LincAm Properties, Inc.
   |     | 50% - Delaware - Real Estate Investment
   |     |-------------------------------------------------------
   |
   |
   |     |-------------------------------------------------------
   |-----| Lincoln Life Improved Housing, Inc.
   |     | 100% - Indiana
   |     |-------------------------------------------------------
   |
   |     |-------------------------------------------------------
   |-----| Lincoln National (China) Inc.
   |     | 100% - Indiana - China Representative Office
   |     |-------------------------------------------------------
   |
   |     |-------------------------------------------------------
   |-----| Lincoln National Intermediaries, Inc.
         | 100% - Indiana - Reinsurance Intermediary
         |-------------------------------------------------------

|------------------------------
| Lincoln National Corporation
| Indiana - Holding Company
|------------------------------
   |
   |     |---------------------------------------------------
   |     | Lincoln National Investments, Inc.
   |-----| (fka Lincoln National Investment Companies, Inc.)
         | 100% - Indiana - Holding Company
         |---------------------------------------------------
            |
            |     |---------------------------------------------
            |     | Lincoln National Investment Companies, Inc.
            |-----| (fka Lincoln National Investments, Inc.)
                  | 100% - Indiana - Holding Company
                  |---------------------------------------------
                     |
                     |     |------------------------------------
                     |-----| Delaware Management Holdings, Inc.
                           | 100% - Delaware - Holding Company
                           |------------------------------------
                              |
                              |     |-----------------------------------
                              |-----| DMH Corp.
                                    | 100% - Delaware - Holding Company
                                    |-----------------------------------
                                       |
                                       |     |--------------------------------------
                                       |-----| Delaware International Advisers Ltd.
                                       |     | 81.1% - England - Investment Advisor
                                       |     |--------------------------------------
                                       |
                                       |     |-------------------------------------
                                       |-----| Delaware Management Trust Company
                                       |     | 100% - Pennsylvania - Trust Service
                                       |     |-------------------------------------
                                       |
                                       |     |------------------------------------------
                                       |-----| Delaware International Holdings, Ltd.
                                       |     | 100% - Bermuda - Mktg. & Admin. Services
                                       |     |------------------------------------------
                                       |        |
                                       |        |     |---------------------------------------
                                       |        |-----| Delaware International Advisers, Ltd.
                                       |              | 18.9% - England - Investment Advisor
                                       |              |---------------------------------------
                                       |
                                       |     |------------------------------------
                                       |-----| Delvoy, Inc.
                                             | 100% - Minnesota - Holding Company
                                             |------------------------------------
                                                |
                                                |     |-----------------------------------
                                                |-----| Delaware Management Company, Inc.
                                                      | 100% - Delaware - Holding Company
                                                      |-----------------------------------
                                                         |
                                                         |     |------------------------------------------------
                                                         |     | Delaware Management Business Trust
                                                         |-----| 100% - Delaware - Investment Advisor
                                                               | Consists of the following series:
                                                               | Delaware Management Company;
                                                               | Delaware Investment Advisers;
                                                               | Delaware Lincoln Investment Advisers;
                                                               | Vantage Investment Advisers; and Delaware
                                                               | Lincoln Cash Management
                                                               |------------------------------------------------
                                                                  |
                                                                  |     |---------------------------------------------------------
                                                                  |     | Delaware Distributors, L.P.
                                                                  |-----| 98% - Delaware - Mutual Fund Distributor & Broker/Dealer
                                                                  |     | 1% Equity - Delaware Capital Management, Inc.
                                                                  |     | 1% Equity - Delaware Distributors, Inc.
                                                                  |     |---------------------------------------------------------
                                                                  |
                                                                  |     |-----------------------------------
                                                                  |-----| Founders Holding, Inc.
                                                                        | 100% - Delaware - General Partner
                                                                        |-----------------------------------
                                                                           |
                                                                           |     |----------------------------------------
                                                                           |     | Founders CBO, L.P.
                                                                           |-----| 1% - Delaware - Investment Partnership
                                                                                 | 99% held by outside investors
                                                                                 |----------------------------------------
                                                                                    |
                                                                                    |     |-----------------------------
                                                                                    |-----| Founders CBO Corporation
                                                                                          | 100% - Delaware - Co-Issuer
                                                                                          | with Founders CBO
                                                                                          |-----------------------------

                                      -3-

|------------------------------
| Lincoln National Corporation
| Indiana - Holding Company
|------------------------------
   |
   |     |---------------------------------------------------
   |     | Lincoln National Investments, Inc.
   |-----| (fka Lincoln National Investment Companies, Inc.)
         | 100% - Indiana - Holding Company
         |---------------------------------------------------
            |
            |     |---------------------------------------------
            |     | Lincoln National Investment Companies, Inc.
            |-----| (fka Lincoln National Investments, Inc.)
                  | 100% - Indiana - Holding Company
                  |---------------------------------------------
                     |
                     |     |------------------------------------
                     |-----| Delaware Management Holdings, Inc.
                           | 100% - Delaware - Holding Company
                           |------------------------------------
                              |
                              |     |-----------------------------------
                              |-----| DMH Corp.
                                    | 100% - Delaware - Holding Company
                                    |-----------------------------------
                                       |
                                       |     |------------------------------------
                                       |-----| Delvoy, Inc.
                                             | 100% - Minnesota - Holding Company
                                             |------------------------------------
                                                |
                                                |     |-----------------------------------
                                                |-----| Delaware Distributors, Inc.
                                                |     | 100% - Delaware - General Partner
                                                |     |-----------------------------------
                                                |        |
                                                |        |     |----------------------------------------------------------
                                                |        |     | Delaware Distributors, L.P.
                                                |        |-----| 98% - Delaware - Mutual Fund Distributor & Broker/Dealer
                                                |              | 1% Equity - Delaware Capital Management, Inc.
                                                |              | 1% Equity - Delaware Distributors, Inc.
                                                |              |----------------------------------------------------------
                                                |
                                                |     |-------------------------------------------------
                                                |     | Delaware Capital Management, Inc.
                                                |-----| (formerly Delaware Investment Counselors, Inc.)
                                                |     | 100% - Delaware - Investment Advisor
                                                |     |-------------------------------------------------
                                                |        |
                                                |        |     |----------------------------------------------------------
                                                |        |     | Delaware Distributors, L.P.
                                                |        |-----| 98% - Delaware - Mutual Fund Distributor & Broker/Dealer
                                                |              | 1% Equity - Delaware Capital Management, Inc.
                                                |              | 1% Equity - Delaware Distributors, Inc.
                                                |              |----------------------------------------------------------
                                                |
                                                |     |-----------------------------------
                                                |-----| Delaware General Management, Inc.
                                                |     | 100% - Delaware - General Partner
                                                |     |-----------------------------------
                                                |
                                                |     |---------------------------------------------------------
                                                |-----| Delaware Service Company, Inc.
                                                |     | 100% - Delaware - Shareholder Services & Transfer Agent
                                                |     |---------------------------------------------------------
                                                |
                                                |     |------------------------------------------------------------------
                                                |     | Retirement Financial Services, Inc.
                                                |-----| (formerly Delaware Investment & Retirement Services, Inc.)
                                                      | 100% - Delaware - Registered Transfer Agent & Investment Advisor
                                                      |------------------------------------------------------------------



                                      -4-

|------------------------------
| Lincoln National Corporation
| Indiana - Holding Company
|------------------------------
   |
   |     |---------------------------------------------
   |-----| The Lincoln National Life Insurance Company
         | 100% - Indiana
         |---------------------------------------------
            |
            |     |--------------------------------------------------
            |-----| AnnuityNet, Inc.
            |     | 44.9% Indiana - Distribution of annuity products
            |     |--------------------------------------------------
            |        |
            |        |     |-----------------------------------
            |        |-----| AnnuityNet Insurance Agency, Inc.
            |        |     | 100% - Indiana - Insurance Agency
            |        |     |-----------------------------------
            |        |
            |        |     |----------------------------------------------------
            |        |-----| AnnuityNet Insurance Agency of Massachusetts, Inc.
            |        |     | 100% - Massachusetts - Insurance Agency
            |        |     |----------------------------------------------------
            |        |
            |        |     |-----------------------------------
            |        |-----| AnnuityNet of Alabama, Inc.
            |        |     | 100% - Alabama - Insurance Agency
            |        |     |-----------------------------------
            |        |
            |        |     |--------------------------------------
            |        |-----| AnnuityNet of New Mexico, Inc.
            |              | 100% - New Mexico - Insurance Agency
            |              |--------------------------------------
            |
            |     |-------------------------------------------
            |-----| LFA, Limited Liability Company
            |     | 99% - Indiana - Limited Liability Company
            |     |-------------------------------------------
            |
            |     |--------------------------------------------
            |-----| LFA of Delaware, Limited Liability Company
            |     | 99% - Delaware - Limited Liability Company
            |     |--------------------------------------------
            |
            |     |---------------------------------------------
            |     | Lincoln National Insurance Associates, Inc.
            |-----| (formerly CIGNA Associates, Inc.)
            |     | 100% - Connecticut - Insurance Agency
            |     |---------------------------------------------
            |        |
            |        |     |--------------------------------------------------------
            |        |-----| Lincoln National Insurance Associates of Alabama, Inc.
            |        |     | 100% - Alabama - Insurance Agency
            |        |     |--------------------------------------------------------
            |        |
            |        |     |--------------------------------------------------------------
            |        |     | Lincoln National Insurance Associates of Massachusetts, Inc.
            |        |-----| (formerly CIGNA Associates of Massachusetts, Inc.)
            |        |     | 100% - Massachusetts - Insurance Agency
            |        |     |--------------------------------------------------------------
            |        |
            |        |     |-----------------------------------------------------
            |        |     | Lincoln National Insurance Associates of Ohio, Inc.
            |        |-----| (formerly CIGNA Associates of Ohio Agency, Inc.)
            |        |     | 100% - Ohio - Insurance Agency
            |        |     |-----------------------------------------------------
            |        |
            |        |     |-------------------------------------------------------
            |        |-----| Lincoln National Insurance Associates of Hawaii, Inc.
            |              | 100% - Hawaii - Insurance Agency
            |              |-------------------------------------------------------
            |
            |     |-------------------------------------------
            |     | Lincoln Financial Distributors, Inc.
            |-----| (formerly Sagemark Consulting, Inc. and
            |     | CIGNA Financial Advisors, Inc.)
            |     | 100% - Connecticut - Broker Dealer
            |     |-------------------------------------------
            |
            |     |-------------------------------------------
            |-----| First Penn-Pacific Life Insurance Company
            |     | 100% - Indiana
            |     |-------------------------------------------
            |        |
            |        |     |-------------------------------------
            |        |-----| First Penn-Pacific Securities, Inc.
            |              | 100% - Illinois - Broker Dealer
            |              |-------------------------------------
            |
            |     |--------------------------------------------
            |-----| Lincoln Life & Annuity Company of New York
                  | 100% - New York
                  |--------------------------------------------


                                       -5-

|------------------------------
| Lincoln National Corporation
| Indiana - Holding Company
|------------------------------
   |
   |     |---------------------------------------------
   |-----| The Lincoln National Life Insurance Company
         | 100% - Indiana
         |---------------------------------------------
            |
            |     |---------------------------------------------
            |     | Lincoln Life and Annuity Distributors, Inc.
            |-----| (formerly Lincoln Financial Group, Inc.;
            |     | Lincoln National Sales Corporation)
            |     | 100% - Indiana - Insurance Agency
            |     |---------------------------------------------
            |        |
            |        |     |-----------------------------------------
            |        |     | Lincoln Financial Advisors Corporation
            |        |-----| (formerly LNC Equity Sales Corporation)
            |        |     | 100% - Indiana - Broker-Dealer
            |        |     |-----------------------------------------
            |        |
            |        |     |-----------------------------------------------------------------
            |        |     | Corporate agencies: Lincoln Life and Annuity Distributors,
            |        |     | Inc. ("LLAD") has subsidiaries of which LLAD owns from
            |        |     | 80% - 100% of the common stock (see Attachment #1).
            |        |-----| These subsidiaries serve as the corporate agency offices for
            |              | the marketing and servicing of products of The Lincoln National
            |              | Life Insurance Company. Each subsidiary's assets are less than
            |              | 1% of the total assets of the ultimate controlling person.
            |              |-----------------------------------------------------------------
            |
            |     |------------------------------------------------------
            |-----| Lincoln National Health & Casualty Insurance Company
            |     | 100% - Indiana
            |     |------------------------------------------------------
            |        |
            |        |     |---------------------------------------------------------------
            |        |     | Lincoln Re, S.A.
            |        |-----| 1% Argentina - General Business Corp.
            |              | (remaining 99% owned by Lincoln National Reassurance Company)
            |              |---------------------------------------------------------------
            |
            |     |-----------------------------------------------
            |-----| Lincoln National Aggressive Growth Fund, Inc.
            |     | 100% - Maryland - Mutual Fund
            |     |-----------------------------------------------
            |
            |     |----------------------------------
            |-----| Lincoln National Bond Fund, Inc.
            |     | 100% - Maryland - Mutual Fund
            |     |----------------------------------
            |
            |     |--------------------------------------------------
            |-----| Lincoln National Capital Appreciation Fund, Inc.
            |     | 100% - Maryland - Mutual Fund
            |     |--------------------------------------------------
            |
            |     |-------------------------------------------
            |-----| Lincoln National Equity-Income Fund, Inc.
            |     | 100% - Maryland - Mutual Fund
            |     |-------------------------------------------
            |
            |     |------------------------------------------------------
            |     | Lincoln National Global Asset Allocation Fund, Inc.
            |-----| (formerly Lincoln National Putnam Master Fund, Inc.)
            |     | 100% - Maryland - Mutual Fund
            |     |------------------------------------------------------
            |
            |     |-----------------------------------------------
            |     | Lincoln National Growth and Income Fund, Inc.
            |-----| (formerly Lincoln National Growth Fund, Inc.)
            |     | 100% - Maryland - Mutual Fund
            |     |-----------------------------------------------
            |
            |     |-------------------------------------------
            |-----| Lincoln National International Fund, Inc.
            |     | 100% - Maryland - Mutual Fund
            |     |-------------------------------------------
            |
            |     |-------------------------------------
            |-----| Lincoln National Managed Fund, Inc.
            |     | 100% - Maryland - Mutual Fund
            |     |-------------------------------------
            |
            |     |------------------------------------------
            |-----| Lincoln National Money Market Fund, Inc.
            |     | 100% - Maryland - Mutual Fund
            |     |------------------------------------------
            |
            |     |----------------------------------------------
            |-----| Lincoln National Social Awareness Fund, Inc.
            |     | 100% - Maryland - Mutual Fund
            |     |----------------------------------------------
            |
            |     |---------------------------------------------------
            |-----| Lincoln National Special Opportunities Fund, Inc.
                  | 100% - Maryland - Mutual Fund
                  |---------------------------------------------------


                                       -6-

|------------------------------
| Lincoln National Corporation
| Indiana - Holding Company
|------------------------------
   |
   |     |---------------------------------------------
   |-----| The Lincoln National Life Insurance Company
   |     | 100% - Indiana
   |     |---------------------------------------------
   |        |
   |        |     |-----------------------------------------------
   |        |-----| Lincoln Realty Capital Corporation
   |        |     | 100% - Indiana - General Business Corporation
   |        |     |-----------------------------------------------
   |        |
   |        |     |--------------------------------------
   |        |-----| Lincoln National Reassurance Company
   |        |     | 100% - Indiana - Life Insurance
   |        |     |--------------------------------------
   |        |        |
   |        |        |     |------------------------------------------------------------------------------
   |        |        |     | Lincoln Re, S.A.
   |        |        |-----| 99% Argentina - General Business Corp.
   |        |        |     | (remaining 1% owned by Lincoln National Health & Casualty Insurance Company)
   |        |        |     |------------------------------------------------------------------------------
   |        |        |
   |        |        |     |----------------------------------------------------------------
   |        |        |-----| Special Pooled Risk Administrators, Inc.
   |        |              | 100% - New Jersey - Catastrophe Reinsurance Pool Administrator
   |        |              |----------------------------------------------------------------
   |        |
   |        |     |--------------------------------------------
   |        |-----| Lincoln Retirement Services Company, LLC
   |        |     | 100% - Indiana - Limited Liability Company
   |        |     |--------------------------------------------
   |        |
   |        |     |-------------------------------
   |        |-----| Wakefield Tower Alpha Limited
   |              | 100% - Cayman Islands
   |              |-------------------------------
   |
   |     |-------------------------------------------------------
   |-----| Lincoln National Management Services, Inc.
   |     | 100% - Indiana - Underwriting and Management Services
   |     |-------------------------------------------------------
   |
   |     |-------------------------------------
   |-----| Lincoln National Realty Corporation
   |     | 100% - Indiana - Real Estate
   |     |-------------------------------------
   |
   |     |---------------------------------------------------------
   |-----| Lincoln National Reinsurance Company (Barbados) Limited
   |     | 100% - Barbados
   |     |---------------------------------------------------------
   |
   |     |----------------------------------------------
   |     | Lincoln National Reinsurance Company Limited
   |-----| (formerly Heritage Reinsurance, Ltd.)
         | 100% ** - Bermuda
         |----------------------------------------------
            |
            |     |--------------------------------------------------------
            |     | Lincoln National Underwriting Services, Ltd.
            |-----| 90% - England/Wales - Life/Accident/Health Underwriter
            |     | (Remaining 10% owned by Old Fort Ins. Co. Ltd.)
            |     |--------------------------------------------------------
            |
            |     |--------------------------------------------------------
            |     | Servicios de Evaluacion de Riesgos, S. de R.L. de C.V.
            |-----| 51% - Mexico - Reinsurance Underwriter
                  | (Remaining 49% owned by Lincoln National Corp.)
                  |--------------------------------------------------------


                                      -7-

|------------------------------
| Lincoln National Corporation
| Indiana - Holding Company
|------------------------------
   |
   |     |-------------------------------------------
   |-----| Lincoln National Risk Management, Inc.
   |     | 100% - Indiana - Risk Management Services
   |     |-------------------------------------------
   |
   |     |----------------------------------------------
   |-----| Lincoln National Structured Settlement, Inc.
   |     | 100% - New Jersey
   |     |----------------------------------------------
   |
   |     |----------------------------------------
   |-----| Lincoln National (UK) PLC
         | 100% - England/Wales - Holding Company
         |----------------------------------------
            |
            |     |-------------------------------------------------------
            |     | Allied Westminster & Company Limited
            |-----| (formerly One Olympic Way Financial Services Limited)
            |     | 100% - England/Wales - Sales Services
            |     |-------------------------------------------------------
            |
            |     |------------------------------------------------------
            |-----| Culverin Property Services Limited
            |     | 100% - England/Wales - Property Development Services
            |     |------------------------------------------------------
            |
            |     |---------------------------------------------------------
            |-----| HUTM Limited
            |     | 100% - England/Wales - Unit Trust Management (Inactive)
            |     |---------------------------------------------------------
            |
            |     |-----------------------------------------
            |-----| ILI Supplies Limited
            |     | 100% - England/Wales - Computer Leasing
            |     |-----------------------------------------
            |
            |     |-----------------------------------------------
            |     | Lincoln Financial Advisers Limited
            |-----| (formerly Laurentian Financial Advisers Ltd.)
            |     | 100% - England/Wales - Sales Company
            |     |-----------------------------------------------
            |
            |     |-------------------------------------------
            |     | Lincoln Financial Group PLC
            |-----| (formerly Laurentian Financial Group PLC)
                  | 100% - England/Wales - Holding Company
                  |-------------------------------------------
                     |
                     |     |--------------------------------------------------
                     |     | Lincoln ISA Management Limited
                     |-----| (formerly Lincoln Unit Trust Management Limited;
                           | Laurentian Unit Trust Management Limited)
                           | 100% - England/Wales - Unit Trust Management
                           |--------------------------------------------------


                                      -8-

|------------------------------
| Lincoln National Corporation
| Indiana - Holding Company
|------------------------------
   |
   |     |----------------------------------------
   |-----| Lincoln National (UK) PLC
         | 100% - England/Wales - Holding Company
         |----------------------------------------
            |
            |     |-------------------------------------------
            |     | Lincoln Financial Group PLC
            |-----| (formerly Laurentian Financial Group PLC)
            |     | 100% - England/Wales - Holding Company
            |     |-------------------------------------------
            |        |
            |        |     |---------------------------------------
            |        |     | Lincoln Milldon Limited
            |        |-----| (formerly Laurentian Milldon Limited)
            |        |     | 100% - England/Wales - Sales Company
            |        |     |---------------------------------------
            |        |
            |        |     |----------------------------------------------------------
            |        |-----| Laurtrust Limited
            |        |     | 100% - England/Wales - Pension Scheme Trustee (Inactive)
            |        |     |----------------------------------------------------------
            |        |
            |        |     |---------------------------------------------------
            |        |     | Lincoln Management Services Limited
            |        |-----| (formerly Laurentian Management Services Limited)
            |              | 100% - England/Wales - Management Services
            |              |---------------------------------------------------
            |                 |
            |                 |     |------------------------------------------------
            |                 |-----| Laurit Limited
            |                       | 100% - England/Wales - Data Processing Systems
            |                       |------------------------------------------------
            |
            |     |---------------------------------------------------------
            |-----| Liberty Life Pension Trustee Company Limited
            |     | 100% - England/Wales - Corporate Pension Fund (Dormant)
            |     |---------------------------------------------------------
            |
            |     |----------------------------------------------------------
            |-----| LN Management Limited
            |     | 100% - England/Wales - Administrative Services (Dormant)
            |     |----------------------------------------------------------
            |        |
            |        |     |---------------------------------
            |        |-----| UK Mortgage Securities Limited
            |              | 100% - England/Wales - Inactive
            |              |---------------------------------
            |
            |     |------------------------------------------
            |-----| Liberty Press Limited
                  | 100% - England/Wales - Printing Services
                  |------------------------------------------


                                      -9-

|------------------------------
| Lincoln National Corporation
| Indiana - Holding Company
|------------------------------
   |
   |     |----------------------------------------
   |-----| Lincoln National (UK) PLC
         | 100% - England/Wales - Holding Company
         |----------------------------------------
            |
            |     |------------------------------------
            |-----| Lincoln General Insurance Co. Ltd.
            |     | 100% - Accident & Health Insurance
            |     |------------------------------------
            |
            |     |------------------------------------------
            |-----| Lincoln Assurance Limited
                  | 100% ** - England/Wales - Life Assurance
                  |------------------------------------------
                     |
                     |     |------------------------------------------------------
                     |-----| Barnwood Property Group Limited
                     |     | 100% - England/Wales - Property Management Co.
                     |     |------------------------------------------------------
                     |        |
                     |        |     |---------------------------------------------
                     |        |-----| Barnwood Developments Limited
                     |        |     | 100% - England/Wales - Property Development
                     |        |     |---------------------------------------------
                     |        |
                     |        |     |--------------------------------------------
                     |        |-----| Barnwood Properties Limited
                     |              | 100% - England/Wales - Property Investment
                     |              |--------------------------------------------
                     |
                     |     |-------------------------------------------------------
                     |-----| IMPCO Properties G.B. Ltd.
                     |     | 100% - England/Wales - Property Investment (Inactive)
                     |     |-------------------------------------------------------
                     |
                     |     |------------------------------------
                     |-----| Lincoln Insurance Services Limited
                           | 100% - Holding Company
                           |------------------------------------
                              |
                              |     |----------------------------------
                              |-----| British National Life Sales Ltd.
                              |     | 100% - Inactive
                              |     |----------------------------------
                              |
                              |     |----------------------------------------------------------
                              |-----| BNL Trustees Limited
                              |     | 100% - England/Wales - Corporate Pension Fund (Inactive)
                              |     |----------------------------------------------------------
                              |
                              |     |------------------------------------
                              |-----| Chapel Ash Financial Services Ltd.
                                    | 100% - Direct Insurance Sales
                                    |------------------------------------


                                      -10-

|------------------------------
| Lincoln National Corporation
| Indiana - Holding Company
|------------------------------
   |
   |     |----------------------------------------
   |-----| Lincoln National (UK) PLC
   |     | 100% - England/Wales - Holding Company
   |     |----------------------------------------
            |
            |     |----------------------------------------------
            |-----| Lincoln Unit Trust Managers Limited
            |     | 100% - England/Wales - Investment Management
            |     |----------------------------------------------
            |
            |     |-----------------------------------------------------------
            |-----| LIV Limited (formerly Lincoln Investment Management Ltd.)
            |     | 100% - England/Wales - Investment Management Services
            |     |-----------------------------------------------------------
            |        |
            |        |     |-----------------------------------------------
            |        |-----| CL CR Management Ltd.
            |              | 50% - England/Wales - Administrative Services
            |              |-----------------------------------------------
            |
            |     |-----------------------------------------------------------
            |     | Lincoln Independent Limited
            |-----| (formerly Laurentian Independent Financial Planning Ltd.)
            |     | 100% - England/Wales - Independent Financial Adviser
            |     |-----------------------------------------------------------
            |
            |     |-----------------------------------------------
            |     | Lincoln Investment Management Limited
            |-----| (formerly Laurentian Fund Management Ltd.)
            |     | 100% - England/Wales - Investment Management
            |     |-----------------------------------------------
            |
            |     |-----------------------------------------------
            |-----| LN Securities Limited
            |     | 100% - England/Wales - Nominee Company
            |     |-----------------------------------------------
            |
            |     |-----------------------------------------------
            |-----| Niloda Limited
            |     | 100% - England/Wales - Investment Company
            |     |-----------------------------------------------
            |
            |     |-----------------------------------------------
            |-----| Lincoln National Training Services Limited
            |     | 100% - England/Wales - Training Company
            |     |-----------------------------------------------
            |
            |     |-----------------------------------------------
            |-----| Lincoln Pension Trustees Limited
            |     | 100% - England/Wales - Corporate Pension Fund
            |     |-----------------------------------------------
            |
            |     |-----------------------------------------------
            |     | Lincoln Independent (Jersey) Limited
            |-----| (formerly Lincoln National (Jersey) Limited)
            |     | 100% - England/Wales - Dormant
            |     |-----------------------------------------------
            |
            |     |-----------------------------------------------
            |-----| Lincoln National (Guernsey) Limited
            |     | 100% - England/Wales - Dormant
            |     |-----------------------------------------------
            |
            |     |-----------------------------------------------
            |-----| Lincoln SBP Trustee Limited
                  | 100% - England/Wales
                  |-----------------------------------------------


                                      -11-

|------------------------------
| Lincoln National Corporation
| Indiana - Holding Company
|------------------------------
   |
   |     |-----------------------------------------------------
   |     | Lincoln Re Risk Management Services, Inc.
   |-----| (formerly Underwriters & Management Services, Inc.)
   |     | 100% - Indiana - Underwriting Services
   |     |-----------------------------------------------------
   |
   |     |-------------------------------------------------
   |     | Linsco Reinsurance Company
   |-----| (formerly Lincoln National Reinsurance Company)
   |     | 100% - Indiana - Property/Casualty
   |     |-------------------------------------------------
   |
   |     |-------------------------------------------------
   |-----| Old Fort Insurance Company, Ltd.
   |     | 100% ** - Bermuda
   |     |-------------------------------------------------
   |        |
   |        |     |-----------------------------------------------------------
   |        |     | Lincoln National Underwriting Services, Ltd.
   |        |-----| 10% - England/Wales - Life/Accident/Health Underwriter
   |        |     | (Remaining 90% owned by Lincoln National Reinsurance Co.)
   |        |     |-----------------------------------------------------------
   |        |
   |        |     |------------------------------------------------
   |        |-----| Solutions Holdings, Inc.
   |              | 100% - Delaware - General Business Corporation
   |              |------------------------------------------------
   |                 |
   |                 |     |------------------------------------------
   |                 |-----| Solutions Reinsurance Limited
   |                       | 100% - Bermuda - Class III Insurance Co.
   |                       |------------------------------------------
   |
   |     |-----------------------------------------------------------
   |     | Servicios de Evaluacion de Riesgos, S. de R.L. de C.V.
   |-----| 49% - Mexico - Reinsurance Underwriter
         | (Remaining 51% owned by Lincoln National Reinsurance Co.)
         |-----------------------------------------------------------

FOOTNOTES:

** Except for director-qualifying shares.

# Lincoln National Corporation has subscribed for and paid for 100 shares of Common Stock (with a par value of $1.00 per share) at a price of $10.00 per share, as part of the organizing of the fund. As such stock is further sold, the ownership of voting securities by Lincoln National Corporation will decline and fluctuate.

                                                                   ATTACHMENT #1

                   LINCOLN LIFE AND ANNUITY DISTRIBUTORS, INC.
                          CORPORATE AGENCY SUBSIDIARIES


 1)     Lincoln Financial Group, Inc. (AL)
 2)     Lincoln Financial and Insurance Services Corporation (Walnut Creek, CA)
 3) California Fringe Benefit and Insurance Marketing Corporation (Walnut Creek, CA)
 4)     Colorado-Lincoln Financial Group, Inc. (Denver, CO)
 5)     Lincoln National Financial Services, Inc. (Lake Worth, FL)
 6)     CMP Financial Services, Inc. (Chicago, IL)
 7)     Lincoln Financial Group of Northern Indiana, Inc. (Fort Wayne, IN)
 8)     Financial Planning Partners, Ltd. (Mission, KS)
 9)     The Lincoln National Financial Group of Louisiana, Inc. (Shreveport, LA)
10)     Benefits Marketing Group, Inc. (D.C. & Chevy Chase, MD)
11) Lincoln Financial Services and Insurance Brokerage of New England, Inc. (fka: Lincoln National of New England Insurance Agency, Inc.) (Worcester, MA)
12)     Financial Consultants of Michigan, Inc. (Troy, MI)
13) Lincoln Financial Group of Missouri, Inc. (fka: John J. Moore & Associates, Inc.) (St. Louis, MO)
14)     Beardslee & Associates, Inc. (Clifton, NJ)
15) Lincoln Financial Group, Inc. (fka: Resources/Financial, Inc. (Albuquerque, NM)
16)     Lincoln Cascades, Inc. (Portland, OR)
17)     Lincoln Financial Group, Inc. (Salt Lake City, (UT)
18)     Lincoln Southwest Financial Group, Inc. (AZ)

SUMMARY OF CHANGES TO ORGANIZATIONAL CHART:

JANUARY 1, 1995-DECEMBER 31, 1995

SEPTEMBER 1995

a. Lincoln National (Jersey) Limited was incorporated on September 18, 1995. Company is dormant and was formed for tax reasons per Barbara Benoit, Assistant Corporate Secretary at Lincoln UK.

JANUARY 1, 1996-DECEMBER 1, 1996

MARCH 1996

a. Delaware Investment Counselors, Inc. changed its name to Delaware Capital Management, Inc. effective March 29, 1996.

AUGUST 1996

a. Lincoln National (Gernsey) Limited was incorporated on August 9, 1996; company is dormant and was formed for tax reasons.

SEPTEMBER 1996

a. Morgan Financial Group, Inc. changed its name to Lincoln National Sales Corporation of Maryland effective September 23, 1996.

OCTOBER 1996

a. Addition of Lincoln National (India) Inc., incorporated as an Indiana corporation on October 17, 1996.

NOVEMBER 1996

a. Lincoln National SBP Trustee Limited was bought "off the shelf" and was incorporated on November 26, 1996; it was formed to act as Trustee for Lincoln Staff Benefits Plan.

DECEMBER 1996

a. Addition of Lincoln National Investments, Inc., incorporated as an Indiana corporation on December 12, 1996.


JANUARY 1, 1997-DECEMBER 31, 1997

JANUARY 1997

a. Delaware Management Holdings, Inc., Lynch & Mayer, Inc. and Vantage Global Advisors, Inc. were transferred via capital contribution to Lincoln National Investments, Inc. effective January 2, 1997.

b. Lincoln National Investments, Inc. changed its name to Lincoln National Investment Companies, Inc. effective January 24, 1997.

c. Lincoln National Investment Companies, Inc. changed its named to Lincoln National Investments, Inc. effective January 24, 1997.

d. The following Lincoln National (UK) subsidiaries changed their name effective January 1, 1997: Lincoln Financial Group PLC (fka Laurentian Financial Group PLC); Lincoln Milldon Limited (fka Laurentian Milldon Limited); Lincoln Management Services Limited (fka Laurentian Management Services Limited).

FEBRUARY 1997

a. Removal of Lincoln National Financial Group of Philadelphia, Inc. which was dissolved effective February 25, 1997.

MARCH 1997

a. Removal of Lincoln Financial Services, Inc. which was dissolved effective March 4, 1997.

APRIL 1997

a. Acquisition of Dougherty Financial Group, Inc. on April 30, 1997. Company then changed its name to Delvoy, Inc. The acquisition included the mutual fund group of companies as part of the Voyager acquisition. The following companies all then were moved under the newly formed holding company, Delvoy, Inc. effective April 30, 1997: Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware Capital Management, Inc., Delaware Service Company, Inc. and Delaware Investment & Retirement Services, Inc.

b. Acquisition of Voyager Fund Managers, Inc. and Voyager Fund Distributors, Inc. on April 30, 1997; merger is scheduled for May 31, 1997, for Voyager Fund Managers, Inc. into Delaware Management Company, Inc. and Voyager Fund Distributors, Inc. is to merge into Delaware Distributors, L.P.

c. Removal of Aseguradora InverLincoln, S.A. Compania de Seguros y Reaseguros, Grupo Financiero InverMexico. Stock was sold to Grupo Financiero InverMexico effective April 18, 1997.

MAY 1997

a. Name change of The Richard Leahy Corporation to Lincoln National Financial Institutions Group, Inc. effective May 6, 1997.

b. Voyager Fund Managers, Inc. merged into Delaware Management Company, Inc. effective May 30, 1997, at 10:00 p.m. with Delaware Management Company, Inc. surviving.

c. On May 31, 1997, at 2:00 a.m., Voyager Fund Distributors, Inc. merged into a newly formed company Voyager Fund Distributors (Delaware), Inc., incorporated as a Delaware corporation on May 23, 1997. Voyager Fund Distributors (Delaware), Inc. then merged into Delaware Distributors, L.P. effective May 31, 1997, at 2:01 a.m. Delaware Distributors, L.P. survived.

JUNE 1997

a. Removal of Lincoln National Sales Corporation of Maryland -- company dissolved June 13, 1997.

b. Addition of Lincoln Funds Corporation, incorporated as a Delaware corporation on June 10, 1997, at 2:00 p.m.

c. Addition of Lincoln Re, S.A., incorporated as an Argentina company on June 30, 1997.


JULY 1997

a. LNC Equity Sales Corporation changed its name to Lincoln Financial Advisors Corporation effective July 1, 1997.

b. Addition of Solutions Holdings, Inc., incorporated as a Delaware corporation on July 27, 1997.

SEPTEMBER 1997

a. Addition of Solutions Reinsurance Limited, incorporated as a Bermuda corporation on September 29, 1997.

OCTOBER 1997

a. Removal of the following companies: American States Financial Corporation, American States Insurance Company, American Economy Insurance Company, American States Insurance Company of Texas, American States Life Insurance Company, American States Lloyds Insurance Company, American States Preferred Insurance Company, City Insurance Agency, Inc. and Insurance Company of Illinois -- all were sold 10-1-97 to SAFECO Corporation.

b. Liberty Life Assurance Limited was sold to Liberty International Holdings PLC effective 10-6-97.

c.   Addition of Seguros Serfin Lincoln, S.A., acquired by LNC on 10-15-97.

DECEMBER 1997

a. Addition of City Financial Partners Ltd. as a result of its acquisition by Lincoln National Corporation on December 22, 1997. This company will distribute life assurance and pension products of Lincoln Assurance Limited.

b.   Removal of Lynch & Mayer Asia, Inc. which was dissolved December 24, 1997.


JANUARY 1, 1998-DECEMBER 31, 1998

JANUARY 1998

a. Addition of Cigna Associates, Inc., Cigna Financial Advisors, Inc. and Cigna Associates of Massachusetts, Inc., acquired by The Lincoln National Life Insurance Company on January 1, 1998. Cigna Associates of Massachusetts is 100% owned by Cigna Associates, Inc.

b. Removal of Lincoln National Mezzanine Corporation and Lincoln National Mezzanine Fund, L.P. Lincoln National Mezzanine Corporation was dissolved on January 12, 1998, and Lincoln National Mezzanine Fund, L.P. was cancelled January 12, 1998.

c. Corporate organizational changes took place in the UK group of companies on January 21, 1998: Lincoln Insurance Services Limited and its subsidiaries were moved from Lincoln National (UK) PLC to Lincoln Assurance Limited; Lincoln General Insurance Co. Ltd. was moved from Lincoln Insurance Services Limited to Lincoln National (UK) PLC.

d. Addition of AnnuityNet, Inc., incorporated as an Indiana corporation on January 16, 1998, and a wholly-owned subsidiary of The Lincoln National Life Insurance Company.

JUNE 1998

a. Name Change of Cigna Financial Advisors, Inc. to Sagemark Consulting, Inc. effective June 1, 1998.

b. Name Change of Cigna Associates, Inc. to Lincoln National Insurance Associates, Inc. effective June 1, 1998.

c. Addition of Lincoln National Insurance Associates of Alabama, Inc., incorporated as a wholly-owned subsidiary of Lincoln National Insurance Associates, Inc. as an Alabama domiciled corporation effective June 10, 1998.

d.   Dissolution of LUTM Nominees Limited effective June 10, 1998.

e.   Dissolution of Cannon Fund Managers Limited June 16, 1998.

f.   Dissolution of P.N. Kemp Gee & Co. Ltd. June 2, 1998.

JULY 1998

a. Name change of Cigna Associates of Massachusetts, Inc. to Lincoln National Insurance Associates of Massachusetts, Inc. effective July 22, 1998.

SEPTEMBER 1998

a. Removal of Lincoln Financial Group of Michigan, Inc., voluntarily dissolved September 15, 1998.

b. Name change of Lincoln Financial Group, Inc. to Lincoln Life and Annuity Distributors, Inc. on September 29, 1998.

c. Removal of Lincoln European Reinsurance S.A. -- company dissolved September 30, 1998.

d. Removal of Lincoln Funds Corporation -- company voluntarily dissolved September 30, 1998.

OCTOBER 1998

a. Addition of AnnuityNet Insurance Agency, Inc., incorporated as an Indiana corporation October 2, 1998, a wholly-owned subsidiary of AnnuityNet, Inc.

b. Removal of Lincoln National (India) Inc., voluntarily dissolved October 26, 1998.

DECEMBER 1998

a.   Removal of The Insurers' Fund, Inc., voluntarily dissolved December 10,
     1998.

b. Addition of Lincoln National Management Corporation, a Pennsylvania corporation and a wholly-owned subsidiary of Lincoln National Corporation, incorporated on December 17, 1998.


JANUARY 1, 1999-DECEMBER 31, 1999

JANUARY 1999

a. Lincoln Unit Trust Management changed its name on January 5, 1999, to Lincoln ISA Management Limited.

FEBRUARY 1999

a. Removal of Lincoln Southwest Financial Group, Inc. -- company's term of existence expired July 18, 1998.

JULY 1999

a. Addition of First Penn-Pacific Securities, Inc., incorporated as a Illinois corporation and a wholly-owned subsidiary of First Penn-Pacific Life Insurance Company on June 14, 1999.

b. Addition of Lincoln Realty Capital Corporation, incorporated as an Indiana corporation and a wholly-owned subsidiary of The Lincoln National Life Insurance Company on July 9, 1999.

AUGUST 1999

a. Deletion of Professional Financial Planning, Inc. - company dissolved August 25, 1999.

NOVEMBER 1999

a. Addition of Lincoln National Insurance Associates of Hawaii, Inc., incorporated as a wholly-owned subsidiary of Lincoln National Insurance Associates, Inc. as a Hawaii domiciled corporation effective December 8, 1998.

b. Addition of AnnuityNet of Alabama, Inc., an Alabama corporation and a wholly-owned subsidiary of AnnuityNet, Inc., incorporated on November 4, 1999.

c. Addition of AnnuityNet of New Mexico, Inc., a New Mexico corporation and a wholly-owned subsidiary of AnnuityNet, Inc., incorporated on November 1, 1999.

DECEMBER 1999

a. Addition of Wakefield Tower Alpha Limited, a Cayman Islands Corporation, effective December 15, 1999, with 100% of the ordinary shares owned by The Lincoln National Life Insurance Company. One (1) G Share is held by a third party.

b. Addition of Delaware General Management, Inc. (DGM), a Delaware Corporation and wholly owned subsidiary of Delvoy, Inc., effective December 9, 1999. The corporation was formed to act as the general partner of the Delaware Market Neutral Equity Fund, L.P.


JANUARY 1, 2000-DECEMBER 31, 2000

JANUARY 2000

a. Addition of AnnuityNet Insurance Agency of Massachusetts, Inc., a Massachusetts Corporation and a wholly-owned subsidiary of AnnuityNet, Inc., incorporated on January 1, 2000.

FEBRUARY 2000

a. Addition of The Kyoei Lincoln Reinsurance Services Co., Ltd., a Japanese Corporation in which Lincoln National Corporation has a 90% ownership interest. The remaining 10% is owned by The Kyoei Life Insurance Co., Ltd. The date of incorporation in Japan was February 29, 2000.

MARCH 2000

a. Name change of Underwriters & Management Services, Inc. to Lincoln Re Risk Management Services, Inc. effective March 1, 2000.

b. Lincoln National Corporation disposed of its 49% investment in Seguros Serfin Lincoln, S.A. effective March 30, 2000.

APRIL 2000

a. Lincoln Life and Annuity Distributors, Inc. stock was transferred via capital contribution from Lincoln National Corporation to The Lincoln National Life Insurance Company effective April 7, 2000.

b. Change in ownership percentage of Lincoln National Insurance Associates of Ohio, Inc. from a 91% owned subsidiary to a wholly-owned subsidiary of Lincoln National Insurance Associates, Inc. effective April 17, 2000.

c. Reinstatement of Lincoln Southwest Financial Group, Inc. in the State of Arizona effective April 25, 2000.

MAY 2000

a. Change in ownership percentage of AnnuityNet, Inc. from a wholly-owned subsidiary of The Lincoln National Life Insurance Company to a 44.9% ownership interest effective May 8, 2000.

b. Addition of LFA, Limited Liability Company, an Indiana limited liability company and 99% owned subsidiary of The Lincoln National Life Insurance Company, formed May 11, 2000.

c. Addition of LFA of Delaware, Limited Liability Company, a Delaware limited liability company and 99% owned subsidiary of The Lincoln National Life Insurance Company, formed May 16, 2000.

d. Dissolution of Lynch & Mayer Securities Corp. (Delaware corporation) effective May 9, 2000.


NOVEMBER 2000

a. Dissolution of Lynch & Mayer, Inc. (Indiana corporation) effective November 30, 2000.


DECEMBER 2000

a. Name change of Sagemark Consulting, Inc. to Lincoln Financial Distributors, Inc. effective December 4, 2000.

b. Dissolution of Vantage Global Advisors, Inc. (Delaware corporation) effective December 31, 2000.


JANUARY 1, 2001-DECEMBER 31, 2001

JANUARY 2001

a. Dissolution of Lincoln Investment Management, Inc. (Illinois corporation) effective January 11, 2001.